3rd Quarter Report
September 30, 2000

Manor Investment Funds, Inc.
15 Chester Commons
Malvern, PA  19355

Managed by:
Morris Capital Advisors, Inc.



Dear Fellow Shareholders:

I am pleased to report that shareholder assets invested in Manor Investment Funds,Inc. remain over $5.3 million.
I thank each of you for contributing to our success.

Stress Fractures and Dislocations
I watched the gymnastic competitors in the recent Olympic Games with growing discomfort as these superb athletes pushed their bodies past the breaking point. They suffered numerous injuries: stress fractures of the feet and ankles, dislocated shoulders and fingers, and crippling knee injuries. In many cases their injuries were in the most critical areas needed to perform. Driven by personal dedication, team loyalty, or national pride, they competed anyway.
They struggled to perform up to expectations, sometimes failing to complete the event. They continued to compete, pushing themselves through ever-more difficult routines in an effort to become Olympic champions. One by one they faltered under the intense pressure and the limitations of their injuries. It became a series of painful disappointments dramatically evidenced by the judge's scores.

While these athletes didn't achieve their dreams, you can be sure that they will compete again. They will work to overcome their shortcomings, heal their injuries, and many will return to glory in the World Championships, or future
Olympic competitions.

As I watched I was struck by the similarities between these competitors and our investment markets.

Stocks today are acting like those Olympic gymnasts.
Driven by the need to satisfy analysts and investors, companies push even harder to meet demanding growth expectations and maintain lofty valuations. They face stiff competition in a slowing economy after 6 successive rate hikes. Investors have continuously raised the bar of expectations by rewarding successful companies with ever higher valuations and punishing companies that don't deliver. In the process, investors become more short-term oriented and react to changing conditions with swift adjustments to market values. As the margin of error narrows, the slightest mistake is swiftly punished by a painful fall. Recent earnings warnings by companies resulted in price declines of 10 - 20% before the market opened. Even companies that report favorable results can be punished if they hint at future weakness.

Despite the setbacks well-managed companies will make the changes necessary to get back on track. They will compete again and succeed. For patient investors this creates an opportunity to remain positioned and benefit from the rebound when it occurs.

The Manor Fund
The Manor Fund continued to outperform the S&P 500 Index for the year-to-date, despite losing ground in this difficult quarter.
  The Fund was helped by strong performance from Mellon Financial, Allstate Insurance, Citigroup, and General Electric. Three of these top four performers are financial service companies, and General Electric derives a significant portion of its revenues from financial services. The recent strength of these issues indicates that the markets believe interest rate hikes by the Fed are at an end. If these companies continue to do well it may indicate that the next move in rates will be down.

The Manor Fund portfolio was hurt by poor performance by Intel, Teradyne, Hewlett Packard, and Pfizer. Three of these poor performers are technology stocks, and have been caught in the general sell off in this sector. Intel contributed to the problem by announcing in late September that they experienced a lower rate of growth in revenues. Hewlett Packard declined substantially from recent highs despite repeated statements from company management that their business was on track. Pfizer, the only non-tech stock in this group, declined after a strong price increase during the previous quarter.

The Growth Fund
The Growth Fund ended unchanged year-to-date, also outperforming the S&P 500, despite another difficult quarter. The Fund was helped by strong performance by Sun Microsystems, Bear Stearns, Ivax, and Bergin Brunswig. Sun continues to maintain a strong position in computers used to power the internet. Bear Stearns benefited from a favorable interest rate environment and potential mergers in the brokerage industry. Ivax rallied as they gained approval for a new anti-cancer generic drug. Bergin Bruswig rallied from depressed levels as the environment for pharmaceutical distributors improved.

The Growth Fund was hurt by poor performance from Intel, Dell,
CTC Communications, and BMC Software.   Three of the tech companies
in this group issued profit or revenue warnings that contributed declines in their own stock and to the general sell off of technology companies. The declines were acerbated by the fact that each of these companies had previously issued statements earlier in the quarter indicating that their business was on track to meet expectations.

The Bond Fund
The Bond Fund rose 1.86% during the quarter, and 5.25% for the year-to-date, slightly below the Lehman Intermediate Treasury Index. The Fund's portfolio of US Treasury Notes continues to be somewhat conservative with an average yield to maturity of 6.1% and an average maturity of 3.9 years.


Preparing for the Next Event
The stock market is at a crossroads as we begin the final quarter of the year. The election, corporate earnings, and the economy will largely determine the outcome.

I am most concerned about the upcoming election. The markets are comfortable with the current balance of power between the White House and Congress. If the election results in either party gaining control of each of these branches of government, the markets will react negatively. If voters maintain some type of split the markets should not be adversely affected.

The recent declines in the market were primarily driven by earnings warnings from prominent companies, and the market may have priced in the worst possible news.
As we enter the time when companies actually report earnings I anticipate that the news will be better than expected, giving stocks a boost.

The interest rate outlook may also be favorable. The Fed seems to be finished with this round of interest rated hikes. Economic growth is moderating and oil prices have declined from their recent highs. If the Fed indicates they are not considering future rate increases, the markets could do better.

In this current environment I am looking to reduce the overall risk of the funds by selling companies with relatively high valuations and buying good companieswhose shares have been discounted to bargain levels. Just like the Olympic gymnasts, it is often those who uffer the greatest disappointments that rebound to win the gold medal the next time.

					Sincerely,
					Daniel A. Morris




Manor Fund
Portfolio of Investments
September 30, 2000

COMMON AND PREFERRED STOCK               95.3 %

Consumer Staples                          5.3 %
  Pepsico 				1,560	        $71,760
  Tribune Co.                           1,710    	 74,599
                                                	146,359

Retail                                    5.6 %
  McDonalds                             3,030    	 91,468
  RadioShack Corp                       1,000    	 64,625
                                                	156,093
Medical                                   9.1 %
  Merck                                 1,600   	119,100
  Pfizer                                2,970   	133,464
                                                	252,564
Automobile                                4.0 %
  General Motors                        1,690   	109,850
                                                	109,850
Basic Materials                           3.1 %
  DuPont                                2,050    	 84,947
                                                 	 84,947
Industrial Products                       4.2 %
  Tyco Intl Ltd.                        2,240   	116,200
                                                	116,200
Multi-Industry                           13.0 %
  General Electric                      4,650   	268,247
  Honeywell Corporation                 2,610    	 92,981
                                                	361,228
Computer                                 27.5 %
  America Online                        1,660    	 89,225
  Cisco Systems                         2,350   	129,838
  Hewlett-Packard                         980    	 95,060
  Intel                                 4,320   	179,550
  Intl. Bus. Machines                   1,980   	222,750
  Teradyne, Inc                         1,420    	 49,700
                                                	766,123
Oils                                      3.1 %
 Chevron                                1,000    	 85,250
                                                 	 85,250
Finance                                  18.4 %
 Allstate Insurance                     2,720    	 94,520
 Citigroup                              2,799   	151,321
 Mellon Bank                            3,560   	165,095
 Providian Financial                      810   	102,870
                                                	513,806
Transportation                           2.0 %
  Delta Airlines                       1,260     	 55,912
                                                 	 55,912
                                             	    ___________
                                          	  $   2,648,332

Cash and Cash Equivalents                4.7 %
  FNB CC Demand Deposit                             	     20
  FNB CC Investor Choice                       	        130,749
                                               	        130,769
                                                    ___________
Total Portfolio          100 %            	  $   2,779,101





Manor Fund
Top Five Holdings   September 30,  2000
General Electric	MultiIndustry		9.7 %
IBM			Computer		8.0 %
Intel			Computer		6.5 %
Mellon Financial	Finance			5.9 %
Citigroup		Finance			5.4 %

Top Five Industries   September 30,  2000
Computer		27.5 %
Finance			18.4 %
MultiIndustry		13.0 %
Medical			 9.1 %
Retail			 5.6 %


		Total Return         Total Return         Annualized
                3 Months             Trailing  Year       Total Return
                                                          Since Inception

Manor  Fund	-0.76 %			 6.30 %		   11.86 %
Lipper Large-Cap
Core Index	 0.24 %			10.04 %		   14.79 %
S&P 500 Index	-0.97 %			13.30 %		   21.29 %



Growth Fund
Portfolio of Investments
September 30, 2000

COMMON AND PREFERRED STOCK          78.6 %

Consumer Staples                     1.2 %
  Jones New York                        780              $   20,670
                                                             20,670
Consumer Discretionary               0.8 %
  Cablevision                           220                  14,589
                                                             14,589
Retail                               1.4 %
  Bergen Brunswig 		       1900                  22,206
  Homeseekers.com                       770                   1,877
                                                             24,083
Medical                             13.6 %
  Biogen   				980	             59,780
  Ivax Corp                           3,985 		    183,310
                                                            243,090
Automobile                           0.9 %
  Lear Corp                             740                  15,216
                                                             15,216
Industrial Products                  3.3 %
  Sensormatic Electronics             3,940                  59,100
                                                             59,100
Computer                            35.2 %
  BMC Software                        1,500                  28,687
  Cisco Systems                         620		     34,255
  Dell Computer                       1,570		     48,376
  Intel				      1,980                  82,294
  Microsoft Corp.                       960                  57,900
  Oracle                                860		     67,725
  Sun Microsystems                    1,040                 121,420
  Vishay Intertec		      1,630   		     50,122
  Xilinx                              1,600                 137,000
						 	    627,779
Oils                                5.1 %
  Global Marine       		      2,500                  77,188
Ultramar Dia. Shamrock                  550		     13,956
							     91,144
Finance                              8.6 %
  Bear Stearns                          950		     59,850
  DimeBankcorp                        2,600                  56,062
  T. Rowe Price                         790                  37,081
                                                            152,993
Utilities                            7.2 %
  CTC Communications                  1,860                  37,665
  Globalrossing Ltd                   1,890                  58,590
  Worldcom,  Inc.                     1,040                  31,590
                                                            127,845
Transportation                       1.3 %
  Tidewater                             500                  22,750
                                                             22,750
Government Bonds                      5.7%
  US Treasury Note  5.750% Due 11-15-00
                                    100,000                  99,907

Accrued Interest                                              2,156
                                                            102,063
Other                                9.2 %
  Mid Cap SPDR Trust                    640                  62,880
  Nasdaq 100 Dep. Trust                 520                  46,117
  S&P 500 SPYDER                        380                  54,578
                                                            163,575

                                                          __________
                                                       $   1,664,897
Cash and Cash Equivalents            6.5 %
  FNB CC Investor Choice                                     116,114
                                                          __________
Total Portfolio                      100 %
                                                       $   1,781,011



Growth  Fund
Top Five Holdings     September 30, 2000
Company          Industry               % of Net Assets
Ivax             Medical                10.3 %
Xilinx           Computer                7.7 %
Sun Microsystems Computer                6.8 %
Intel            Computer                4.6 %
Global Marine    Oils                    4.3 %



Top Five Industries      September 30, 2000
Industry         % of Net Assets
Computer         35.2 %
Medical          13.6 %
Finance           8.6 %
Utilities         7.2 %
Oils              5.1 %



		Total Return		Total Return		Annualized
		3 Months		Trailing Year		Total Return
								Since Inception

Growth Fund	-4.33 %			21.20 %			13.54 %
Lipper Multi-Cap
Growth		1.63 %			29.80 %			18.03 %
S&P Mid Cap
Index		12.81 %			44.07 %			24.84 %






Bond Fund

Bond Fund
Portfolio of Investments
September 30, 2000

Government Bonds                    96.9%

US Treasury Notes
     5.750 %   Due 11/15/2000          100,000       $   99,906
     5.250 %   Due 5/31/2001           130,000          129,066
     5.500 %   Due 7/31/2001           100,000           99,312
     5.250 %   Due 5/15/2004            30,000           29,334
     6.0 %     Due 8/15/2004           100,000          100,250
     5.875 %   Due 11/15/2005          100,000           99,969
     5.500 %   Due 5/15/2009           100,000           97,187
     6.0 %      Due 8/15/2009          100,000          100,469
Accrued Interest                                         11,699

Total Bonds                                         $   767,192
                                                     __________
Cash and Cash Equivalents            3.1%
     FNB WC Investor Choice                              24,643
Total Portfolio                     100%            $   791,835


Top Holdings     September 30, 2000
Security                              % of Net Assets
US Treasury Note  5.25%  due 5/01        16.3 %
US Treasury Note  6%  due 8/09           12.7 %
US Treasury Note  6%  due 8/04           12.7 %
US Treasury Note  5.875%  due 11/05      12.6 %
US Treasury Note  5.750%  due 11/00      12.6 %
Total Return


                  Total Return      Total Return          Annualized
                   3 Months         Trailing Year       Total Return
                                                     Since Inception
Bond Fund            1.86 %             5.07 %               4.37 %
Lipper US Government 3.83 %             7.86 %               6.56 %
Lehman Intermediate Government 2.57 %   6.13 %               5. 80 %








Manor Investment Funds, Inc.
15 Chester Commons, Malvern, PA  19355
610-722-0900         800-787-3334